Goodwill and Other Intangible Assets	9 Months Ended
Sep. 30, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets

Note 4. Goodwill and Other Intangible Assets

Goodwill

Changes in the carrying amount of the Company’s goodwill for the nine months ended September 30, 2016, were as follows:

(U.S. $ in millions)
Goodwill as of January 1, 2016	$383.9
Currency translation adjustments	2.4
Goodwill as of September 30, 2016	$386.3

Interim goodwill assessment for 2016

During the second quarter of 2016, the Company determined that certain indicators of potential impairment that required an interim goodwill impairment analysis for its Stratasys-Objet reporting unit existed as of June 30, 2016. These indicators included a further decrease in the Company’s share price for a sustained period and lower than expected revenues of its Stratasys-Objet reporting unit for the second quarter of 2016, as well as the current trends and challenges in the evolving 3D printing industry. Accordingly, the Company performed a quantitative assessment for goodwill impairment for its Stratasys-Objet reporting unit.

The Company estimated the fair value of its Stratasys-Objet reporting unit by using an income approach based on discounted cash flows, which utilized Level 3 measures that represent unobservable inputs into the Company’s valuation method. The assumptions used to estimate the fair value of the reporting unit were based on expected future cash flows and an estimated terminal value using a terminal year growth rate based on the growth prospects for Stratasys-Objet reporting unit. The Company used an applicable discount rate which reflected the associated specific risks for its Stratasys-Objet reporting unit future cash flows.

The Company concluded that the fair value of its Stratasys-Objet reporting unit exceeds its carrying amount by more than 10%. The carrying amount of goodwill which is assigned to this reporting unit is $386 million.

When evaluating the fair value of Stratasys-Objet reporting unit the Company used a discounted cash flow model. Key assumptions used to determine the estimated fair value include: (a) expected cash flow for 4.5 years following the testing date (including market share, sales volumes and prices, costs to produce and estimated capital needs); (b) an estimated terminal value using a terminal year growth rate of 3.3% determined based on the growth prospects of the reporting unit; and (c) a discount rate of 13.0% based on management’s best estimate of the after-tax weighted average cost of capital.

A decrease in the growth rate of 1% or an increase of 1% to the discount rate would reduce the fair value of Stratasys-Objet reporting unit by approximately $69 million and $105 million, respectively.

Based on the Company’s assessment as of June 30, 2016, no goodwill was determined to be impaired.

During the third quarter of 2016 the Company reaffirmed that no significant events or circumstances occurred that contradict the assumptions and data used in the interim impairment test performed in the second quarter of 2016.

The Company is required to perform its annual goodwill impairment analysis on the fourth quarter of each year. The Company will keep monitor if significant decline in the Company’s market capitalization for a sustained period and weaker than expected future cash flow estimates or changes in the Company's weighted average cost of capital may require to record impairment charges.

Interim goodwill assessment for 2015

During the third quarter of 2015, the Company determined that additional indicators of potential impairment existed that required an interim goodwill impairment analysis for all of its reporting units. These indicators included a further significant decline in the Company’s market capitalization for a sustained period and weaker than expected operating results of its reporting units for the third quarter of 2015. These indicators along with certain reorganization initiatives for the Company’s operations and the increased uncertainty in the 3D printing environment resulted in changes of the Company’s near-term cash flows projections. The lower near-term cash flows projections reflected changes in assumptions related to organic revenue growth rates, negative effect of exchange rate differences, costs and operating structure, the expected timing of synergies resulted from acquisitions and the timing of utilization of strategic opportunities in light of the overall weakness in the uncertain 3D printing marketplace. Accordingly, the Company updated its cash flow projections and related assumptions based on the indicators set forth above for each of its reporting units and performed a preliminary two-step goodwill impairment test which resulted in a goodwill impairment charge of $695.5 million recorded during the third quarter of 2015. The preliminary second step of the goodwill impairment test was incomplete, due to the significant amount of work required to calculate the implied fair value of goodwill and due to the timing of the identification of the interim impairment indicators. The two-step goodwill impairment test was completed during the fourth quarter of 2015 and resulted in an additional impairment charge of $96.5 million which were recorded during the fourth quarter of 2015.

The impairment analysis performed as part of the step two of the goodwill impairment test determined that the carrying amount of goodwill assigned exceeded its implied fair value for each of the Company’s reporting units, resulting no remaining goodwill balance assigned to the Company’s reporting units, other than Stratasys-Objet reporting unit.

Other Intangible Assets

Other intangible assets consisted of the following:

	September 30, 2016			December 31, 2015
	Carrying Amount,		Net	Carrying Amount,		Net
	Net of	Accumulated	Book	Net of	Accumulated	Book
	Impairment	Amortization	Value	Impairment	Amortization	Value
	U.S. $ in thousands
Developed technology	$304,754	$(188,485)	$116,269	$306,657	$(157,862)	$148,795
Patents	18,871	(11,443)	7,428	17,785	(10,008)	7,777
Trademarks and trade names	32,520	(16,263)	16,257	32,443	(14,463)	17,980
Customer relationships	116,136	(51,209)	64,927	115,957	(41,708)	74,249
Non-compete agreements	5,874	(5,874)	-	5,874	(5,874)	-
Capitalized software development costs	20,176	(18,031)	2,145	20,010	(17,351)	2,659
In process research and development	1,008	-	1,008	1,008	-	1,008
	$499,339	$(291,305)	$208,034	$499,734	$(247,266)	$252,468

Amortization expense relating to intangible assets for the three-month periods ended September 30, 2016 and 2015 was approximately $14.7 million and $18.8 million, respectively.

Amortization expense relating to intangible assets for the nine-month periods ended September 30, 2016 and 2015 was approximately $43.9 million and $59.3 million, respectively.

Other intangible assets impairment charges for 2015

During the third quarter of 2015, the Company concluded that the carrying amount of certain of its definite-life purchased intangible assets might not be recoverable due to certain indicators of impairment including a further significant decline in the Company’s market capitalization for a sustained period, weaker than expected operating results for the third quarter of 2015, certain reorganization initiatives for the Company’s operations and certain technological trends in the additive manufacturing industry, as well as the increased uncertainty in the 3D printing environment.

The Company assessed the recoverability of its definite-life intangibles assets based on their projected undiscounted future cash flows expected to result from each intangible asset. Based on the results of the recoverability assessment, the Company determined that the carrying values of certain of its intangible assets exceeds their undiscounted cash flows projections and therefore were not recoverable. For those unrecoverable intangible assets that considered to be impaired, the Company recorded impairment charges of $183.4 million during the third quarter of 2015, in order to reduce the carrying amount of those intangible assets to their estimated fair value. Impairment charges of $151.0 million, related to developed technology intangible assets were classified as costs of sales and impairment charges of $32.4 million related customer relationships, trade names and non-compete agreements intangible assets were classified as selling, general and administrative expenses.

In addition, the Company reviewed for impairment its indefinite-life intangible, which consists of IPR&D projects. The indicators for the impairment assessment were the weaker than expected operating results for the third quarter along with review of the strategic research and development roadmap which resulted in changes in long-term projections. The Company tested for impairment certain of its IPR&D projects, based on its projected discounted future cash flows expected to result, by using the probability-weighted cash flow approach. Based on the results of the impairment assessment, the Company determined that the carrying value of certain of its IPR&D projects exceeded their fair value. Accordingly, the Company recorded impairment charges of $9.8 million, related to its in-process research and development projects, which were classified as research and development expenses, in order to reduce the carrying amount of those intangible assets to their estimated fair value.

As of September 30, 2016, estimated amortization expense relating to intangible assets currently subject to amortization for each of the following periods were as follows:

Estimated
amortization expense
(U.S. $ in thousands)
Remaining 3 months of 2016	$14,792
2017	58,385
2018	55,664
2019	42,477
2020	15,677
Thereafter	20,031
Total	$207,026